UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

              Date of Report (date of earliest event reported): April 24, 2007

                       SECURITY DEVICES INTERNATIONAL INC.
                       -----------------------------------
             (Exact name of Registrant as specified in its charter)


     Delaware                                                   Applied For
--------------------             ------------------         ------------------
(State or other jurisdiction    (Commission File No.)          (IRS Employer
of incorporation)                                           Identification No.)

                      120 Adelaide Street West, Suite 2500
                            Toronto, Ontario M5H 1T1
               --------------------------------------------------
          (Address of principal executive offices, including Zip Code)

Registrant's telephone number, including area code:    (416) 787-1871

                              464 Old Orchard Grove
                                Toronto, Ontario
                                 Canada M5M 2G4
                         -----------------------------
          (Former name or former address if changed since last report)

Check appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below)

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-14(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 3.02   Unregistered Sales of Equity Securities.

      On April 25, 2006 the Company sold 1,998,500 shares of its common stock to a group of private investors. The shares were sold at a price of $2.25 per share and are restricted securities as that term is defined in Rule 144 of the Securities and Exchange Commission.

      In connection with the sale of these shares the Company paid a commission of $224,831 to Salman Partners Inc. the sales agent for the offering. Salman Partners also received a warrant which allows Salman Partners to purchase 99,925 shares of the Company's common stock at a price of $2.81 per share at any time prior to April 26, 2009.

      The Company has agreed to file a registration statement with the Securities and Exchange Commission registering the resale of the shares sold to the investors, as well as the shares issuable upon the exercise of the warrant issued to Salman Partners, and have it declared effective by September 21, 2007. If the registration statement is not filed and declared effective by this date, the Company will issue to the investors, as a group, 80,000 common shares plus 15,000 additional common shares for each month the registration statement remains unfilled or not effective.

      The Company relied upon the exemption provided by Section 4(2) of the Securities Act of 1933 for the sale of these securities.


Item 9.01  Financial Statements and Exhibits


      Exhibit Number        Description
      --------------        -----------

           10 Agency Agreement, Subscription Agreement and Agent's Warrants (together with schedule required by Instruction 2 to Item 601of Regulation S-K).



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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  April 26, 2007

                                 SECURITY DEVICES INTERNATIONAL INC.



                                 By:  /s/ Sheldon Kales
                                      ----------------------------------
                                     Sheldon Kales, President






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